UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K


                           Current Report
               Pursuant to Section 13 OR 15(d) of the
                   Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  April 15, 2004



                  AMLI RESIDENTIAL PROPERTIES TRUST
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)



         Maryland              1-12784            36-3925916
      ---------------     -----------------   -------------------
      (State or other     (Commission File      (IRS Employer
      jurisdiction of          Number)        Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois                 60606
      ----------------------------------------    ----------
      (Address of principal executive offices)    (Zip Code)



                           (312) 443-1477
        ----------------------------------------------------
        (Registrant's telephone number, including area code)



                                 N/A
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))



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


ITEM 8.01  OTHER EVENTS

     On April 15, 2004 AMLI Residential Properties, L.P., ("AMLI") acquired a rental community containing 234 units and located in West Palm Beach, Florida. The sellers were partners in a limited partnership whose sole general partner was Altman Development Corporation; AMLI acquired all partnership interests in the partnership for $24,675,000 in cash and has renamed this community AMLI at Ibis.

     AMLI at Ibis is a luxury apartment community set on approximately
14.9 acres. The community was built in 2001 and contains 280,954 rentable square feet in 13 three-story buildings with 36 (15%) one-bedroom, 128 (55%) two-bedroom and 70 (30%) three-bedroom apartment homes. The average size of the apartment home sis 1,201 square feet. The community offers numerous amenities including a resort-style swimming pool and spa, 24-hour state-of-the-art fitness center, resident business center and controlled access entry. This acquisition represents AMLI's entry into the southeast Florida market.

     On April 15, 2004 AMLI acquired a 668-unit rental community located in Houston, Texas, from Eldridge Lodge L.P., a Texas limited partnership, for $48,000,000 in cash and has renamed this community AMLI on Eldridge Parkway.

     AMLI on Eldridge Parkway is a luxury apartment community set on approximately 27.2 acres. Build in two phases in 1998 and 1999, the community contains 590,632 rentable square feet in 26 three-story contemporary buildings with 408 (61%) one-bedroom, 232 (35%) two-bedroom and 28 (4%) three-bedroom apartment homes. The average size of the apartment homes is 884 square feet. Extensive community amenities include two resort-style swimming pools, 24-hour state-of-the art fitness center, racquetball court, cinema room, resident business center and controlled access entry.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           23.1 Consent of Reznick Group, P.C., Independent Registered Public Accounting Firm.

           23.2 Consent of KPMG LLP.


























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


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.




Dated:  April 5, 2005            AMLI RESIDENTIAL PROPERTIES TRUST


                                 By:    /s/ Charles C. Kraft
                                        ----------------------------
                                 Name:  Charles C. Kraft
                                 Title: Principal Accounting Officer





















































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








                 HISTORICAL STATEMENTS OF REVENUE IN
              EXCESS OF CERTAIN EXPENSES AND REPORT OF
                    INDEPENDENT REGISTERED PUBLIC
                           ACCOUNTING FIRM

                            AMLI AT IBIS

         PERIOD FROM JANUARY 1, 2004 THROUGH APRIL 15, 2004
                     (UNAUDITED) AND YEAR ENDED
                          DECEMBER 31, 2003

                            AMLI AT IBIS

                          TABLE OF CONTENTS



                                                              PAGE

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM. . . . . . . . . . . . . . . . .        6

FINANCIAL STATEMENTS

  HISTORICAL STATEMENTS OF REVENUE IN EXCESS
    OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . .        7

  NOTES TO HISTORICAL STATEMENTS OF REVENUE IN EXCESS
    OF CERTAIN EXPENSES . . . . . . . . . . . . . . . . .        8

                      Reznick Group, P.C.
                      7700 Old Georgetown Road, Suite 400
                      Bethesda, Maryland  20814-6224
                      Tel: (301) 652-9100
                      Fax: (301) 652-1848
                      www.reznickgroup.com




                              REPORT OF

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees
AMLI Residential Properties Trust:

     We have audited the accompanying Historical Statement of Revenue in Excess of Certain Expenses ("Historical Statement") of AMLI at Ibis (the "Community") for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K for AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

     In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Community for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




/s/ Reznick Group, P.C.



Bethesda, Maryland
March 16, 2005

                            AMLI AT IBIS

   HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

   Period from January 1, 2004 through April 15, 2004 (unaudited)
                  and year ended December 31, 2003

                       (Dollars in thousands)



                                       Period from
                                        January 1,
                                          2004
                                         through
                                         April 15,    Year Ended
                                          2004        December 31,
                                       (unaudited)       2003
                                       -------------  ------------

Revenue:
  Rent. . . . . . . . . . . . . . . .      $    901         2,666
  Other . . . . . . . . . . . . . . .            35           160
                                           --------      --------
Total . . . . . . . . . . . . . . . .           936         2,826
                                           --------      --------

Certain expenses:
  Personnel . . . . . . . . . . . . .            91           231
  Building repairs and maintenance. .            40           140
  Landscaping and grounds maintenance            17            55
  Advertising and promotion . . . . .            15           123
  Utilities . . . . . . . . . . . . .            21           100
  Real estate taxes . . . . . . . . .           172           524
  Insurance . . . . . . . . . . . . .            46           212
  Other operating expenses. . . . . .            10            50
  Property management fee . . . . . .            32           111
                                           --------      --------
Total . . . . . . . . . . . . . . . .           444         1,546
                                           --------      --------

    Revenue in excess of
      certain expenses. . . . . . . .      $    492         1,280
                                           ========      ========























           See accompanying notes to Historical Statements of Revenue in Excess of Certain Expenses.

                            AMLI AT IBIS

              NOTES TO HISTORICAL STATEMENTS OF REVENUE
                    IN EXCESS OF CERTAIN EXPENSES

   Period from January 1, 2004 through April 15, 2004 (unaudited)
                  and year ended December 31, 2003

                       (Dollars in thousands)



NOTE 1 - COMMUNITY ACQUIRED

     AMLI Residential Properties Trust ("AMLI") acquired AMLI at Ibis (the "Community"), a 234-unit apartment home community located in Palm Beach County, Florida, on April 15, 2004 from the partners of a limited partnership in which Altman Development Corporation, an unrelated entity, was the sole general partner. The Community was developed by Altman Development Corporation. AMLI acquired 100% of the partnership interests in the Community at the time of purchase for an aggregate purchase price of $24,675.

NOTE 2 - BASIS OF PRESENTATION

     The Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for AMLI and are not intended to be a complete presentation of the Community's revenue and expenses.

     The Historical Statements of Revenue in Excess of Certain Expenses are presented at 100% on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Community, have been excluded. Expenses excluded consist of mortgage interest, depreciation, amortization and partnership expenses not directly related to the future operations of the Community.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION
     -------------------

     Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

     PROPERTY MANAGEMENT FEES
     ------------------------

     The Community was managed by Altman Management Company, an unrelated entity of AMLI, pursuant to the terms of the management agreement.
Property management fees were calculated at 4% of gross income. Subsequent to AMLI's acquisition of its partnership interest in the Community, this management agreement ceased and the Community became subject to the Master Property Management Agreement between AMLI and AMLI Management Company ("AMC"), under which the Community will be managed by AMC for a property management fee of 3.0% of total revenue.

                            AMLI AT IBIS

              NOTES TO HISTORICAL STATEMENTS OF REVENUE
              IN EXCESS OF CERTAIN EXPENSES - Continued

   Period from January 1, 2004 through April 15, 2004 (unaudited)
                  and year ended December 31, 2003
                       (Dollars in thousands)



     USE OF ESTIMATES
     ----------------

     Management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the periods presented in order to prepare these Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

     UNAUDITED INTERIM HISTORICAL STATEMENT
     --------------------------------------

     The Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through April 15, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Community.

                      THE LODGE ON THE PARKWAY

                 HISTORICAL STATEMENTS OF REVENUE IN
                     EXCESS OF CERTAIN EXPENSES

   PERIOD FROM JANUARY 1, 2004 THROUGH March 31, 2004 (unaudited)
                  AND YEAR ENDED DECEMBER 31, 2003


             (With Independent Auditors' Report Thereon)

                    INDEPENDENT AUDITORS' REPORT


The Board of Trustees
AMLI Residential Properties Trust:

We have audited the accompanying Historical Statement of Revenue in Excess of Certain Expenses (Historical Statement) of The Lodge on the Parkway (Community) for the year ended December 31, 2003. This Historical Statement is the responsibility of the management of AMLI Residential Properties Trust. Our responsibility is to express an opinion on the Historical Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Community's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of AMLI Residential Properties Trust) as described in note 2. This presentation is not intended to be a complete presentation of the Community's revenue and expenses.

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in note 2 of the Community for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




                                      /s/ KPMG LLP



Chicago, Illinois
March 29, 2005

                      THE LODGE ON THE PARKWAY

   HISTORICAL STATEMENTS OF REVENUE IN EXCESS OF CERTAIN EXPENSES

    Period from January 1, 2004 through May 31, 2004 (unaudited)
                  and year ended December 31, 2003

                       (Dollars in thousands)



                                       Period from
                                        January 1,
                                          2004
                                         through
                                         March 31,    Year Ended
                                          2004        December 31,
                                       (unaudited)       2003
                                       -------------  ------------

Revenue:
  Rent. . . . . . . . . . . . . . . .      $  1,399         5,651
  Other . . . . . . . . . . . . . . .            59           238
                                           --------      --------
Total . . . . . . . . . . . . . . . .         1,458         5,889
                                           --------      --------

Certain expenses:
  Personnel . . . . . . . . . . . . .           103           458
  Building repairs and maintenance. .            75           411
  Landscaping and grounds maintenance            16            79
  Advertising and promotion . . . . .            40           206
  Utilities . . . . . . . . . . . . .            88           266
  Real estate taxes . . . . . . . . .           289         1,144
  Insurance . . . . . . . . . . . . .            41           168
  Other operating expenses. . . . . .            44           127
                                           --------      --------
Total . . . . . . . . . . . . . . . .           696         2,859
                                           --------      --------

    Revenue in excess of
      certain expenses. . . . . . . .      $    762         3,030
                                           ========      ========
























           See accompanying notes to Historical Statements of Revenue in Excess of Certain Expenses.

                      THE LODGE ON THE PARKWAY

              NOTES TO HISTORICAL STATEMENTS OF REVENUE
                    IN EXCESS OF CERTAIN EXPENSES

   Period form January 1, 2004 through March 31, 2004 (unaudited)
                  and year ended December 31, 2003



(1)  COMMUNITY ACQUIRED

     On April 15, 2004, AMLI Residential Properties, L.P. (AMLI or the Company) acquired The Lodge on the Parkway (Community), a 668 apartment home community located in Houston, Texas. The Community was previously owned by Eldridge Lodge L.P.

(2)  BASIS OF PRESENTATION

     The Historical Statements of Revenue in Excess of Certain Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K for the Company and are not intended to be a complete presentation of the Community's revenue and expenses.

     The Historical Statements of Revenue in Excess of Certain Expenses are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. The Historical Statements of Revenue in Excess of Certain Expenses are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of the Community, have been excluded. Expenses excluded consist of property management fees, depreciation and amortization and other expenses not directly related to the future operations of the Community.

(3)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)   REVENUE RECOGNITION

           Apartment homes are rented under lease agreements with terms of one year or less. Rental income is recognized when earned. This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

     (b)   USE OF ESTIMATES

           Management has made a number of estimates and assumptions relating to the reporting of revenue and certain expenses for the periods presented to prepare these Historical Statements of Revenue in Excess of Certain Expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

     (c)   UNAUDITED INTERIM HISTORICAL STATEMENT

           The Historical Statement of Revenue in Excess of Certain Expenses for the period from January 1, 2004 through March 31, 2004 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Historical Statement of Revenue in Excess of Certain Expenses for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Community.

                            EXHIBIT INDEX



Exhibit
Number          Description
-------         -----------

23.1 Consent of Reznick Group, P.C., Independent Registered Public Accounting Firm.

23.2            Consent of KPMG LLP.